UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 12, 2024

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 12, 2024, Extra Space Storage LP (the “Issuer”), a Delaware limited partnership and subsidiary of Extra Space Storage Inc. (the “Company”), completed an underwritten public offering of $400,000,000 aggregate principal amount of its 5.350% Senior Notes due 2035 (the “Notes”).

The Notes are fully and unconditionally guaranteed (the “Guarantee”) by the Company, ESS Holdings Business Trust I, a Massachusetts business trust (“EHBT I”), and ESS Holdings Business Trust II, a Massachusetts business trust (“EHBT II” and, together with EHBT I and the Company, the “Guarantors”). The terms of the Notes are governed by an indenture, dated as of May 11, 2021 (the “Base Indenture”), by and among the Issuer, the Guarantors and Computershare Trust Company, N.A., as successor trustee to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a thirteenth supplemental indenture, dated as of August 12, 2024 (the “Thirteenth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Issuer, the Guarantors and the Trustee. The Indenture contains various restrictive covenants, including limitations on the ability of the Issuer and its subsidiaries to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the Base Indenture and the Thirteenth Supplemental Indenture, including the form of Notes and the Guarantee, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

The public offering price for the Notes was 99.973% of the principal amount thereof. The Notes are the Issuer’s senior unsecured obligations and rank equally in right of payment with all of the Issuer’s other existing and future senior unsecured indebtedness. However, the Notes are effectively subordinated in right of payment to all of the Issuer’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the collateral securing the same) and to all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Issuer’s subsidiaries and of any entity the Issuer accounts for using the equity method of accounting and to all preferred equity not owned by the Issuer, if any, in its subsidiaries and of any entity the Issuer accounts for using the equity method of accounting. The Notes bear interest at 5.350% per annum. Interest is payable on January 15 and July 15 of each year, beginning January 15, 2025, until the maturity date of January 15, 2035.

The Issuer may redeem the Notes in whole at any time or in part from time to time, at the Issuer’s option and sole discretion, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes being redeemed; and

•	a make-whole premium calculated in accordance with the Indenture;

plus, in each case, accrued and unpaid interest thereon to, but not including, the applicable redemption date.

Notwithstanding the foregoing, on or after October 15, 2034 (three months prior to the maturity date of the Notes), the redemption price will be equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the applicable redemption date.

Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	default for 30 days in the payment of any installment of interest under the Notes;

•

default in the payment of the principal amount or redemption price due with respect to the Notes, when the same becomes due and payable; provided, however, that a valid extension of the maturity of the Notes in accordance with the terms of the Indenture shall not constitute a default in the payment of principal;

•

failure by the Issuer or any of the Guarantors to comply with any of the Issuer’s or the Guarantors’ respective other agreements in the Notes or the Indenture with respect to the Notes upon receipt by the Issuer of notice of such default by the Trustee or by holders of not less than 25% in aggregate principal amount of the Notes then outstanding and our failure to cure (or obtain a waiver of) such default within 60 days after it receives such notice;

•

failure to pay any debt (other than non-recourse debt) for monies borrowed by the Issuer, any Guarantor or any of their respective Significant Subsidiaries (as defined in the Indenture) in an outstanding principal amount in excess of $100.0 million at final maturity or upon acceleration after the expiration of any applicable grace period, which debt (other than non-recourse debt) is, or has become, the primary obligation of the Issuer or such Guarantor and is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to the Issuer from the Trustee (or to the Issuer and the Trustee from holders of at least twenty five percent (25%) in principal amount of the outstanding Notes); and

•

certain events in bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of the Issuer, any Guarantor, or any Significant Subsidiary or all or substantially all of their respective property.

The description of the Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by the full text of the Indenture. The Notes were offered pursuant to an effective shelf registration statement originally filed with the Securities and Exchange Commission on April 15, 2024 (Registration No. 333-278690), as amended, a base prospectus included therein, dated April 15, 2024, and a prospectus supplement, dated August 7, 2024, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of the Issuer’s counsel, Latham & Watkins LLP, regarding the validity of the Notes and related Guarantee, as Exhibit 5.2 to this Current Report on Form 8-K an opinion of the Company’s counsel, Venable LLP, regarding certain Maryland law issues, and as Exhibit 5.3 to this Current Report on Form 8-K an opinion of EHBT I and EHBT II’s counsel, Verrill Dana LLP, regarding certain Massachusetts law issues.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of May 11, 2021, among Extra Space Storage LP, as issuer, Extra Space Storage Inc., ESS Holdings Business Trust I and ESS Holdings Business Trust II, as guarantors, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Extra Space Storage Inc. on May 11, 2021).

4.2	Thirteenth Supplemental Indenture, dated as of August 12, 2024, among Extra Space Storage LP, as issuer, Extra Space Storage Inc., ESS Holdings Business Trust I and ESS Holdings Business Trust II, as guarantors, and Computershare Trust Company, N.A., as trustee, including the form of the Notes and the Guarantee.

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Venable LLP.

5.3	Opinion of Verrill Dana LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

23.3	Consent of Verrill Dana LLP (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: August 12, 2024	By	/s/ Gwyn McNeal
	Name:	Gwyn McNeal
	Title:	Executive Vice President and Chief Legal Officer